UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 20, 2005 (May 19, 2005)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)



               Nevada                     1-11151            76-0364866
-----------------------------------       -------       --------------------
(State or other jurisdiction of       (Commission File    (I.R.S. Employer
 incorporation or organization)           Number)        Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas        77042
---------------------------------------------------------------     ----------
    (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On May 19, 2005, the Company issued a press release disclosing that the Company acquired a majority interest in Hamilton Physical Therapy, an operator of three physical and occupational therapy clinics located in central New Jersey. The Company acquired a 75% interest with existing partners retaining 25%. The Company paid $5,425,000, consisting of a combination of cash and a note, for the 75% interest.
A copy of the press release is attached as Exhibit 99.1.



Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits       Description of Exhibits

99.1           Press Release dated May 19, 2005  -
               U. S. Physical Therapy Makes Acquisition

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           U.S. PHYSICAL THERAPY, INC.





Dated: May 20, 2005        By: /s/ LAWRANCE W. MCAFEE
                          ------------------------------------------------
                          Lawrance W. McAfee
                          Chief Financial Officer
                          (duly authorized officer and principal financial and accounting officer)

                                INDEX TO EXHIBITS



EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------
99.1                 Press Release dated May 19, 2005
                     -  U. S. Physical Therapy Makes Acquisition